                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             --------------------

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): March 20, 1997

                       GREEN TREE FINANCIAL CORPORATION
                   as originator of Green Tree Recreational,
                       Equipment & Consumer Trust 1997-A

              --------------------------------------------------
            (Exact name of registrant as specified in its charter)


       Minnesota                   1-8916                     41-1807858
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission                 (IRS employer
     of incorporation)           file number)             identification No.)


1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
-----------------------------------------------------------------------------
                   (Address of principal executive offices)


Registrant's telephone number, including area code:          (612) 293-3400
                                                     --------------------------



                                Not Applicable
-----------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 1.    Changes in Control of Registrant.
           --------------------------------

           Not applicable.

Item 2.    Acquisition or Disposition of Assets.
           ------------------------------------

           Not applicable.

Item 3.    Bankruptcy or Receivership.
           -------------------------

           Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant.
           ----------------------------------------------

           Not applicable.

Item 5.    Other Events.
           ------------

           On March 20, 1997 the Registrant sold approximately $250,000,000 of Floating Rate Asset-Backed Notes (the "Notes") and 7.43% Asset-Backed Certificates (the "Certificates") issued by Green Tree Recreational, Equipment & Consumer Trust 1997-A (the "Trust"), consisting of a pool (the "Contract Pool") of retail installment sales contracts and promissory notes (collectively, the "Contracts") and certain related property conveyed by Green Tree Financial Corporation.

Item 6.    Resignations of Registrant's Directors.
           --------------------------------------

           Not applicable.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

           (a) Financial statements of businesses acquired.

               Not applicable.

           (b) Pro forma financial information.

               Not applicable.

           (c) Exhibits.

               The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

               Exhibit No.   Description
               -----------   -----------
                   4.1       Sale and Servicing Agreement between Green Tree
                             Recreational, Equipment & Consumer Trust 1997-A and
                             Green Tree Financial Corporation, as Seller and
                             Servicer, dated as of March 1, 1997.

                   4.2       Trust Agreement among Green Tree Financial
                             Corporation, as depositor, Green Tree First GP
                             Inc., and Wilmington Trust Company, as Owner
                             Trustee.

                   4.3       Indenture, between Green Tree Recreational,
                             Equipment & Consumer Trust 1997-A and First Trust
                             National Association, as Trustee, dated as of March
                             1, 1997.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 20, 1997            GREEN TREE FINANCIAL CORPORATION
                                     as originator of Green Tree Recreational, Equipment & Consumer Trust 1997-A



                                  By:      /s/ Scott T. Young
                                     --------------------------------
                                      Scott T. Young
                                      Vice President and Controller

                               INDEX TO EXHIBITS



  Exhibit
  Number                                                            Page
  ------                                                            ----
    4.1  Sale and Servicing Agreement between Green Tree
         Recreational, Equipment & Consumer Trust 1997-A
         and Green Tree Financial Corporation, as Seller and
         Servicer, dated as of March 1, 1997.

    4.2  Trust Agreement among Green Tree Financial
         Corporation, as depositor, Green Tree First GP Inc., and Wilmington Trust Company, as Owner Trustee.

    4.3  Indenture, between Green Tree Recreational,
         Equipment & Consumer Trust 1997-A and First
         Trust National Association, as Trustee, dated as of March 1, 1997.